Exhibit 10.2
EXECUTION COPY
JPMorgan Chase Bank, National Association
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England
December 4, 2007
To: Goodrich Petroleum Corporation
808 Travis Street
Suite 1320
Houston, TX 77002
Attention: David R. Looney
Title: Executive Vice President and Chief Financial Officer
Telephone No.: 713-780-9494
Facsimile No.: 713-780-9254
Re: Issuer Call Spread Transaction
Ladies and Gentlemen:
     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMorgan Chase Bank, National Association, London Branch (the “Dealer”) and Goodrich Petroleum Corporation (the “Counterparty”) on the Trade Date specified below (the "Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for the Transaction.
     This Confirmation is subject to, and incorporates, the definitions and provisions of the 2000 ISDA Definitions (including the Annex thereto) (the “2000 Definitions”) and the definitions and provisions of the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the 2000 Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). In the event of any inconsistency between the 2000 Definitions and the Equity Definitions, the Equity Definitions will govern. The Transaction shall be deemed to consist of Share Option Transactions, each within the meaning as set forth in the Equity Definitions and each referred to sequentially in Annex A (each, a “Tranche”).
     Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties’ entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.
1. This Confirmation evidences a complete and binding agreement between Dealer and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Agreement”) as if Dealer and Counterparty had executed an agreement in such form (but without any Schedule and with the elections and modifications specified in Section 10 hereof) on the Trade Date. In the event of any inconsistency between provisions of this Confirmation and either the Definitions or the Agreement, this Confirmation will govern. The parties hereby agree that no Transactions other than the Transaction to which this Confirmation relates shall be governed by the Agreement.
2.	The terms of the particular Transaction to which this Confirmation relates (which is a series of Options having varying Expiration Dates and Number of Options, but otherwise identical) are as follows:
JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association
Main Office 1111 Polaris Parkway, Columbus, Ohio, 43271
Registered as a branch in England & Wales branch number BR000746.
Registered branch address 125 London Wall, London, EC2Y 5AJ.
Authorized and regulated by the Financial Services Authority.

General Terms applicable to each Tranche:

Trade Date:	December 4, 2007

Option Style:	European

Option Type:	Call Spread

Buyer:	Counterparty

Seller:	Dealer

Shares:	The common stock of Goodrich Petroleum Corporation (the “Issuer”), par value USD 0.20 per Share (Exchange symbol “GDP”)

Number of Options:	For each Tranche, as specified in Annex A, subject to adjustment pursuant to Section 8(t).

Option Entitlement:	One Share per Option

Low Call Strike Price:	USD $23.50

High Call Strike Price:	USD $32.90

Premium:	USD $10,767,700.00 (Premium per Option: USD $3.7130)

Premium Payment Date:	December 10, 2007.

Exchange:	The New York Stock Exchange

Related Exchange(s):	All Exchanges

Procedure for Exercise applicable to each Tranche:

Expiration Time:	The Valuation Time

Expiration Date:	For each Tranche, as specified on Annex A (or, if such day is not a Scheduled Trading Day, the next following Scheduled Trading Day that is not already an Expiration Date for another Tranche); provided that, notwithstanding anything to the contrary in the Equity Definitions, if that day is a Disrupted Day, the Calculation Agent may determine that such Expiration Date is a Disrupted Day in whole or in part, in which case the Calculation Agent shall, in its discretion, determine the number of Options for which such day shall be the Expiration Date and (i) allocate the remaining Options for such Expiration Date to one or more of the remaining Expiration Dates, (ii) designate the first succeeding Scheduled Trading Day that is not a Disrupted Day and is not or is not deemed to be an Expiration Date in respect of any other Tranche hereunder as the Expiration Date for such remaining Options, or (iii) a combination thereof; provided further that if the Expiration Date for any Tranche (including any portion of a Tranche whose Expiration Date was postponed as a result of clause (ii) or (iii) above) has not occurred as of the Final Disruption Date, (a) the Final Disruption Date shall be deemed to be the Expiration Date and Valuation Date for each such Tranche, and (b) the Calculation Agent shall determine the

Reference Price, or Settlement Price, as the case may be, on the basis of its good faith estimate of the trading value for the relevant Shares; and provided further that the Calculation Agent shall determine the fair market value for the Shares specified in the proviso above solely on the basis of the Fair Value Variables (as defined herein).

Final Disruption Date:	The eighth Scheduled Trading Day following, in respect of the first, second or third twenty-five Tranches, the originally scheduled Expiration Date for the twenty-fifth Tranche of such group of Tranches.

Automatic Exercise:	Applicable, meaning that, notwithstanding the Equity Definitions, each Option will be deemed to be automatically exercised at the Expiration Time on the Expiration Date.

Valuation applicable to each Tranche:

Valuation Time:	As provided in Section 6.1 of the Equity Definitions.

Valuation Date:	Each Exercise Date.

Market Disruption Event:	Section 6.3(a)(ii) of the Equity Definitions is hereby amended by deleting the words “during the one hour period that ends at the relevant Valuation Time” and replacing them with “at any time at or prior to the relevant Valuation Time”.

Settlement Terms applicable to each Tranche:

Settlement Currency:	USD

Net Share Settlement:	In respect of each Tranche, on the Settlement Date Dealer shall deliver to Counterparty the Share Delivery Quantity free of payment through the Clearance System to the account advised by Counterparty, provided that if Counterparty shall be required to make an election pursuant to Section 8(h) below, Dealer may impose additional requirements or modifications to such Net Share Settlement to reflect such election, including (i) in the case of a Registered Settlement (as defined in Section 8(h)), settlement modifications to reflect a single Registered Settlement for all Tranches hereunder and the payment of underwriting discounts and other fees and (ii) in the case of a Private Settlement (as defined in Section 8(h)), any adjustments to the terms of these Tranches that are necessary, in its reasonable judgment, to compensate Dealer for any discount from the public market price of the Shares that may be incurred in the sale of the Hedge Shares in such Private Settlement.

The provisions of Sections 9.1(c), 9.8, 9.9, 9.10, 9.11(as modified below) and 9.12 of the Equity Definitions will be applicable to each Tranche hereunder.

Share Delivery Quantity:	A number of Shares, as calculated by the Calculation Agent, equal to the Net Share Settlement Amount divided by the Settlement Price, plus cash in lieu of any fractional shares (at the Settlement Price).

Net Share Settlement Amount:	The product of the Number of Options exercised or deemed exercised multiplied by the Option Entitlement multiplied by the Strike Price Differential.

Strike Price Differential:	(a) If the Settlement Price is greater than the Low Call Strike Price and less than or equal to the High Call Strike Price, an amount equal to the excess of the Settlement Price over the Low Call Strike Price; or

(b) If the Settlement Price is greater than the High Call Strike Price, an amount equal to the excess of the High Call Strike Price over the Low Call Strike Price; or

(c) If the Settlement Price is less than or equal to the Low Call Strike Price, zero.

Settlement Price:	In respect of any Option exercised or deemed exercised on an Expiration Date, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page GDP.N <equity> AQR (or any successor thereto) in respect of the period from the scheduled opening time of the Exchange to the Scheduled Closing Time of the Exchange on such Expiration Date (or if such volume-weighted average price is unavailable, the market value of one Share on such Expiration Date, as determined by the Calculation Agent using a volume-weighted method).

Settlement Date:	As defined in Section 9.4 of the Equity Definitions.

Representation and Agreement:	Notwithstanding Section 9.11 of the Equity Definitions, the parties acknowledge that any Shares delivered to Counterparty shall be, upon delivery, subject to restrictions and limitations arising from Counterparty’s status under applicable securities, corporate and other laws (and the Representations and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws as a result of the fact that Counterparty is the issuer of the Shares).

Adjustments applicable to each Tranche:

Method of Adjustment:	Calculation Agent Adjustment (including with respect to the terms of Annex A hereto). For the avoidance of doubt, in making any adjustments under Section 11.2(c) of the Equity Definitions, the Calculation Agent may make adjustments, if any, solely on the basis of the Fair Value Variables, to any one or more of the Low Call Strike Price, the High Call Strike Price, the Number of Options and the Option Entitlement.

Extraordinary Events applicable to each Tranche:

New Shares:	In the definition of “New Shares” in Section 12.1(i) of the Equity Definitions, the text in subsection (i) shall be deleted in its entirety and replaced with: “publicly quoted, traded or listed on any of the New York Stock Exchange, the American Stock Exchange, The NASDAQ Global Select

Market or The NASDAQ Global Market (or their respective successors)”.

Consequences of Merger Events:

(a) Share-for-Share:	Modified Calculation Agent Adjustment; provided that any required adjustment to account for the economic effect on the Transaction of such Merger Event shall be determined solely on the basis of Fair Value Variables.

(b) Share-for-Other:	Cancellation and Payment (Calculation Agent Determination); provided that the amount calculated in accordance with Section 12.7(b) and Section 12.8 of the Equity Definitions shall be determined solely on the basis of the Fair Value Variables in accordance with Section 8(s) of this Confirmation.

(c) Share-for-Combined:	Cancellation and Payment (Calculation Agent Determination) ; provided that the amount calculated in accordance with Section 12.7(b) and Section 12.8 of the Equity Definitions shall be determined solely on the basis of the Fair Value Variables in accordance with Section 8(s) of this Confirmation.

Tender Offer:	Applicable, provided that the definition of “Tender Offer” in Section 12.1(d) of the Equity Definitions is hereby amended by adding the phrase “, or of the outstanding Shares” before “of the Issuer” in the fourth line thereof and the definition of “Tender Offer Date” and “Announcement Date” in Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding the phrase “or Shares, as applicable,” after “voting shares”.

Consequences of Tender Offers:

(a) Share-for-Share:	Modified Calculation Agent Adjustment; provided that any required adjustment to account for the economic effect on the Transaction of such Tender Offer shall be determined solely on the basis of Fair Value Variables.

(b) Share-for-Other:	Modified Calculation Agent Adjustment; provided that any required adjustment to account for the economic effect on the Transaction of such Tender Offer shall be determined solely on the basis of Fair Value Variables.

(c) Share-for-Combined:	Modified Calculation Agent Adjustment; provided that any required adjustment to account for the economic effect on the Transaction of such Tender Offer shall be determined solely on the basis of Fair Value Variables.

Composition of Combined Consideration:	Not Applicable

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events applicable to each Tranche:

Change in Law:	Applicable; provided that Section 12.9(a)(ii) of the Equity Definitions shall be amended by deleting “(X)” and “, or (Y) it will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position)”.

Failure to Deliver:	Applicable

Insolvency Filing:	Applicable

Hedging Disruption:	Applicable but only if the Hedging Party determines that such a Hedging Disruption could reasonably be expected to have a material adverse effect on Hedging Party’s expected benefits under this Transaction, including if Dealer makes the determination under Section 8(h) with respect to the Hedge Shares; provided that it shall not be a Hedging Disruption if the Hedging Party’s inability as set forth in Section 12.9(a)(v) is solely due to the deterioration of its creditworthiness.

Increased Cost of Hedging:	Applicable but only if the Hedging Party determines that such an Increased Cost of Hedging could reasonably be expected to have a material adverse effect on Hedging Party’s expected benefits under this Transaction. For the avoidance of doubt, any increased cost of funds as a result of the deterioration of the Hedging Party’s creditworthiness shall not be an Increased Cost of Hedging.

Section 12.9(a)(xv) shall be amended by adding, immediately following the phrase “will be made to the Transaction” the following: “; provided that any Price Adjustment shall be determined solely on the basis of the Fair Value Variables.” In addition, Section 12.9(b)(vi) shall be amended by adding the phrase, “, unless a Price Adjustment would not produce a commercially reasonable result in which case the Transaction shall be terminated,” immediately following the phrase “will be made to the Transaction” in the fourth line thereof.

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Hedging Party:	Dealer shall be the Hedging Party, where applicable, in connection with all Additional Disruption Events

Determining Party:	Dealer shall be the Determining Party, where applicable, in connection with all Additional Disruption Events

Acknowledgments applicable to the Transaction:

Non-Reliance:	Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

3. Calculation Agent:	Dealer. The Calculation Agent will provide Counterparty with reasonable detail concerning its calculations hereunder (including any assumptions used in making such calculations) upon request.

4. Account Details:

(a)	Account for payments to Counterparty:

Compass Bank of Texas
ABA# 113010547
Acct No.: 70744406

Account for delivery of Shares to Counterparty:

American Stock Transfer
10150 Mallard Creek Road
Suite 307
Charlotte, NC 28262
DWAC #2941
Reference: Goodrich Petroleum Corporation CUSIP 382410405

(b)	Account for payments to Dealer:

JPMorgan Chase Bank, National Association, New York
ABA: 021 000 021
Favour: JPMorgan Chase Bank, National Association – London
A/C: 0010962009
CHASUS33

Account for delivery of Shares from Dealer:

DTC 0060

5. Offices:

The Office of Counterparty for the Transaction is: Inapplicable; Counterparty is not a Multibranch Party.

The Office of Dealer for the Transaction is:	London

JPMorgan Chase Bank, National Association
London Branch
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

6. Notices: For purposes of this Confirmation:

(a)	Address for notices or communications to Counterparty:

Goodrich Petroleum Corporation
808 Travis Street
Suite 1320
Houston, TX 77002
Attention: David R. Looney
Telephone No.: 713-780-9494
Facsimile No.: 713-780-9254

Address for notices or communications to Dealer:

JPMorgan Chase Bank, National Association
277 Park Avenue, 11th Floor
New York, NY 10172
Attention: Mariusz Kwasnik
Title: Operations Analyst
EDG Corporate Marketing
Telephone No: (212) 622-6707
Facsimile No: (212) 622-8534
7. Representations, Warranties and Agreements of the Counterparty:
The representations and warranties of Counterparty set forth in Section 1 of the Underwriting Agreement dated the date hereof (the “Underwriting Agreement") between the Counterparty and Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters party thereto (the “Representatives”) are true and correct and are hereby deemed to be repeated to Dealer as if set forth herein; provided that a breach of any such representation or warranty will not result in an Event of Default under Section 5(a)(iv) of the Agreement. Counterparty hereby further represents and warrants to and agrees with, Dealer as of the Trade Date that:
(a)	Reserved.

(b)	Eligible Contract Participant. Counterparty is an “eligible contract participant” (as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended (the “CEA”)) because one or more of the following is true:

Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:
(i)	Counterparty has total assets in excess of USD 10,000,000;

(ii)	the obligations of Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

(iii)	Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty’s business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Counterparty in the conduct of Counterparty’s business.
(c)	No Material Non-Public Information. Counterparty is not entering into this Transaction ‘on the basis of’ material nonpublic information about the Counterparty within the meaning of Rule 10b5-1(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d)	No Manipulation. Counterparty is not entering into the Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

(e)	Board Authorization. The Transaction was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure, and Counterparty’s board of directors have duly authorized any repurchase of Shares pursuant to this Transaction. Counterparty further represents that there is no internal policy, whether written or oral, of Counterparty that would prohibit Counterparty from entering into any aspect of the Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

(f)	Required Filings. As of the Trade Date, the Company has made all required public disclosures and required filings with the Securities and Exchange Commission, any securities exchange or any other regulatory body with respect to the Transaction that are required to be made as of the Trade Date.

(g)	Investment Company. Counterparty is not and will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
8. Other Provisions:
(a)	Opinions. Counterparty shall deliver to Dealer an opinion of counsel, dated as of the Effective Date, in form and substance reasonably acceptable to Dealer with respect to the matters set forth in paragraphs (i), (ii) and (iii) (but not with respect to applicable law) of Section 3(a) of the Agreement (save that such opinion will only address the agreements and contracts of Counterparty actually filed or incorporated in the Counterparty’s Forms 10-K, 10-K/A and 8-K (net of any agreements terminated and disclosed under Item 1.02 of Form 8-K) and excluding any agreements or contracts related to benefits, employment or consulting matters).

(b)	Reserved.

(c)	Transfer or Assignment. Counterparty may not transfer any of its rights or obligations under this Transaction without the prior written consent of Dealer, except that Counterparty may, without the prior written consent of Dealer, transfer its rights and obligations in connection with a Share-for-Share Merger Event to the entity that has become the Issuer as a result of such a Merger Event. Dealer may, without Counterparty’s consent, transfer or assign all or any part of its rights or obligations under the Transaction to any third party with a rating for its long term, unsecured and unsubordinated indebtedness equal to or better than A- by Standard and Poor’s Rating Group, Inc. or its successor (“S&P”), or A3 by Moody’s Investor Service, Inc. (“Moody’s”) or, if either S&P or Moody’s ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and Dealer, provided that an Event of Default, Potential Event of Default or Termination Event will not occur as a result of such transfer and assignment. If after Dealer’s commercially reasonable efforts, Dealer is unable to effect such a transfer or assignment on pricing terms reasonably acceptable to Dealer and within a time period reasonably acceptable to Dealer of a sufficient number of Options to reduce (i) the “beneficial ownership” (within the meaning of Section 13 of the Exchange Act and rules promulgated thereunder) of Counterparty’s outstanding Shares by Dealer and any person subject to aggregation with Dealer under such Section 13 and such rules to 7.5% or less or (ii) the quotient of (x) the product of (a) the Number of Options and (b) the Option Entitlement divided by (y) the number of Counterparty’s outstanding Shares (such quotient expressed as a percentage, the “Option Equity Percentage”) to 14.5% or less, Dealer may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the “Terminated Portion”) of this Transaction, such that (i) its “beneficial ownership” following such partial termination will be equal to approximately 7.5% and (ii) the Option Equity Percentage following such partial termination will be equal to approximately 14.5%. In the event that Dealer so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the

Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) Counterparty shall be the sole Affected Party with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction (and, for the avoidance of doubt, the provisions of Section 8(j) shall apply to any amount that is payable by Dealer to Counterparty pursuant to this sentence as if Counterparty was not the Affected Party). Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any shares or other securities to or from Counterparty, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer’s obligations in respect of this Transaction and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Counterparty to the extent of any such performance. For the avoidance of doubt, any payment made in accordance with this paragraph shall be determined solely on the basis of the Fair Value Variables in accordance with Section 8(s) of this Confirmation.
(d)	Repurchase Notices. Counterparty shall, on any day on which Counterparty effects any repurchase of Shares, promptly give Dealer a written notice of such repurchase (a “Repurchase Notice”) on such day if, following such repurchase, the Notice Percentage as determined on such day is (i) greater than 8% and (ii) greater by 0.5% than the Notice Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Notice Percentage as of the date hereof). The “Notice Percentage” as of any day is the fraction, expressed as a percentage, the numerator of which is the Number of Options multiplied by the Option Entitlement and the denominator of which is the number of Shares outstanding on such day. In the event that Counterparty fails to provide Dealer with a Repurchase Notice on the day and in the manner specified in this paragraph, then Counterparty agrees to indemnify and hold harmless Dealer, its affiliates and their respective directors, officers, employees, agents and controlling persons (Dealer and each such person being an “Indemnified Party”) from and against any and all losses (including losses relating to Dealer’s hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 “insider”, including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities joint or several and expenses (including reasonable attorney’s fees), to which such Indemnified Party may become subject under applicable securities laws, including without limitation, Section 16 of the Exchange Act, relating to or as a result of Counterparty’s failure to provide Dealer with a Repurchase Notice on the day and in the manner specified in this paragraph, and to reimburse, within 30 days, upon written request, each of such Indemnified Parties for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Party as a result of Counterparty’s failure to provide Dealer with a Repurchase Notice in accordance with this paragraph, such Indemnified Party shall promptly notify Counterparty in writing, and Counterparty, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Counterparty shall not be liable for any settlement of any proceeding contemplated by this paragraph that is effected without its written consent, but if settled with such consent or if there be a final judgment against an Indemnified Party, Counterparty agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Counterparty shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding contemplated by this paragraph that is in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Party. If the indemnification provided for in this paragraph is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Counterparty hereunder, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (d) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph shall remain operative and in full force and effect regardless of the termination of this Transaction.
(e)	Early Unwind.
     (i) Failure to Close Initial Shares. In the event the sale of the Initial Shares (as defined in the Underwriting Agreement) is not consummated with the underwriters named in the Underwriting Agreement (including, for the avoidance of doubt, the Hedge Sellers) for any reason or Counterparty fails to deliver to Dealer opinions of counsel to Counterparty as required pursuant to Section 8(a) hereof by the close of business in New York on the Closing Date (as defined in the Underwriting Agreement) (or such later date as agreed upon by the parties) (the Closing Date or such later date as agreed upon being the “Early Unwind Date”), this Transaction shall automatically terminate (an “Early Unwind”) on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of Dealer and Counterparty under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that unless such failure to consummate the sale of Initial Shares resulted solely from a breach of the Underwriting Agreement by the Representatives in their capacity as underwriters thereunder, Counterparty shall reimburse Dealer for any costs or expenses (including market losses) relating to the unwinding of its hedging activities in connection with the Transaction (including any loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position). The amount of any such reimbursement shall be determined by Dealer in good faith using its commercially reasonable discretion and shall be supported by written evidence of the same, which shall be furnished to Counterparty. Dealer shall notify Counterparty of such amount and Counterparty shall pay such amount in immediately available funds on the Early Unwind Date. Each of Dealer and Counterparty represents and acknowledges to the other that, subject to the proviso included in this paragraph, upon an Early Unwind pursuant to this paragraph (e)(i), all obligations with respect to the Transaction shall be deemed fully and finally discharged.
     (ii) Failure to Close Hedge Shares. In the event the sale of the Hedge Shares (as defined in the Underwriting Agreement) is not consummated with the JPM Hedge Seller (as defined in the Underwriting Agreement) (but not a failure to consummate the sale of the Initial Shares of which the Hedge Shares are a part, in which case clause (i) above shall apply), other than solely as a result of a breach by Counterparty, by the close of business in New York on the Early Unwind Date, this Transaction shall automatically terminate (an “Early Unwind”) on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of Dealer and Counterparty under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date. Each of Dealer and Counterparty represents and acknowledges to the other that upon an Early Unwind pursuant to this paragraph (e)(ii), all obligations with respect to the Transaction shall be deemed fully and finally discharged.
(f)	Staggered Settlement. If upon advice of counsel with respect to applicable legal and regulatory requirements, including any requirements relating to hedging activities in relation hereto, Dealer reasonably determines that it would not be practicable or advisable to deliver, or to acquire Shares to deliver, any or all of the Shares to be delivered by Dealer on the Settlement Date for any Tranche (taking proper account of Settlement Dates under all other Tranches), Dealer may, by notice to Counterparty on or prior to any Settlement Date (a “Nominal Settlement Date”), elect to deliver the Shares on two or more dates (each, a “Staggered Settlement Date”) as follows:

(i).	in such notice, Dealer will specify to Counterparty the related Staggered Settlement Dates (the first of which will be such Nominal Settlement Date and the last of which will be no later than the twentieth (20th) Exchange Business Day following such Nominal Settlement Date) and the number of Shares that it will deliver on each Staggered Settlement Date;

(ii).	the aggregate number of Shares that Dealer will deliver to Counterparty hereunder on all such Staggered Settlement Dates will equal the number of Shares that Dealer would otherwise be required to deliver on such Nominal Settlement Date; and

(iii).	Net Share Settlement terms will apply on each Staggered Settlement Date, except that the Net Shares will be allocated among such Staggered Settlement Dates as specified by Dealer in the notice referred to in clause (i) above.
(g)	Right to Extend. Dealer may postpone, in whole or in part, any Valuation Date or any Settlement Date or any other date of valuation or delivery by Dealer, with respect to some or all of the Options hereunder, if Dealer determines, in its commercially reasonable judgment, that such extension is reasonably necessary or appropriate to preserve Dealer’s hedging or hedge unwind activity hereunder in light of existing liquidity conditions or to enable Dealer to effect purchases or sales of Shares in connection with its hedging or settlement activity hereunder in a manner that would, if Dealer were Counterparty or an affiliated purchaser of Counterparty, be in compliance with applicable legal, regulatory or self-regulatory requirements, or with related policies and procedures applicable to Dealer.
(h)	Registration/Private Placement. Counterparty hereby agrees that if, in the good faith reasonable judgment of Dealer, upon advice of nationally recognized outside legal counsel, the Shares (“Hedge Shares”) acquired by Dealer in the open market for the purpose of hedging its obligations pursuant to the Transaction (which, for the avoidance of doubt, shall not include the Hedge Shares (as defined in the Underwriting Agreement)) cannot be sold in the public market by Dealer without registration under the Securities Act of 1933, as amended (the “Securities Act”), Counterparty shall, at its election, either (i) in order to allow Dealer to sell the Hedge Shares in a registered offering, (a) make available to Dealer an effective registration statement under the Securities Act, (b) enter into an agreement, in form and substance satisfactory to Dealer, substantially in the form of an underwriting agreement for a registered offering and (c) provide for customary “due diligence” and other procedures (including accountants’ comfort letters) relating to such registered offering (a “Registered Settlement”); provided, however, that if Dealer, in its sole reasonable discretion, is not satisfied with such procedures and documentation, clause (ii) or clause (iii) of this Section 8(h) shall apply at the election of the Counterparty; (ii) in order to allow Dealer to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to Dealer (in which case, the Calculation Agent shall make any adjustments to the terms of the Transaction that are necessary, in its reasonable judgment, to compensate Dealer for any commercially reasonable discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement) (a “Private Settlement”); or (iii) purchase the Hedge Shares from Dealer at the Settlement Price on such Scheduled Trading Days, and in such amounts, requested by Dealer. For the avoidance of doubt, Dealer shall not exercise its rights under this Section 8(h) unless the Options have been exercised or the Transaction has otherwise been terminated or cancelled.
(i)	Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc. (“JPMSI”) has acted solely as agent and not as principal with respect to the Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of the Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under the Transaction.
(j)	Amendments to the Equity Definitions.
(i) Section 6.4 of the Equity Definitions is hereby amended by adding the following sentence after the first sentence: “A Scheduled Trading Day on which a Related Exchange fails to open during its regular trading session will not be a Disrupted Day if the Calculation Agent determines that such failure will not have a material impact on Dealer’s ability to unwind any related hedging transactions.”
(ii) The first paragraph of Section 11.2(c) of the Equity Definitions is hereby amended by (1) replacing the words “diluting or concentrative” in the fifth line thereof with the word “material” and (2) adding the words “or Options” after the words “relevant Shares” in the sixth line thereof and the sentence immediately preceding Section 11.2(c)(ii) is hereby amended by (1) deleting the words “diluting or concentrative” and (2) replacing the phrase “(provided that no adjustments will be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Share)” with “(including, without limitation, adjustments to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Share)”.
(iii) Section 11.2(e)(vii) of the Equity Definitions is hereby amended by (1) replacing the words “diluting or concentrative” with the word “material” and (2) adding the words “or Options” at the end of the sentence.
(iv) Section 12.1(c) of the Equity Definitions is hereby replaced with the following: “Merger Date” means the Announcement Date of an event that if consummated would constitute a Merger Event.
(v) Section 12.1(e) of the Equity Definitions is hereby replaced with the following: “Tender Offer Date” means the Announcement Date of an event that if consummated would constitute a Tender Offer.
(vi) Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word “or” after the word “official” and inserting a comma therefor and (2) inserting the following phrase prior to the semi-colon: “or (C) at Dealer’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the Agreement with respect to that Issuer”.
(vii) Solely for purposes of applying the Equity Definitions and for purposes of this Confirmation, any reference to a Strike Price shall be deemed to be a reference to any of the Low Call Strike Price or the High Call Strike Price, or both, as appropriate.
(viii) Section 12.9(b)(i) of the Equity Definitions is hereby amended by (1) replacing “either party may elect” with “Dealer may elect” and (2) replacing “notice to the other party” with “notice to Counterparty” in the first sentence of such section.
(k)	Netting; Setoff. Each of Counterparty and Dealer shall not net or set-off its obligations under the Transaction, if any, against its rights against the other party under any other transaction or instrument. Section 6(f) of the Agreement shall not apply.
(l)	Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, in respect of the Transaction, an amount is payable by Dealer to Counterparty, (i) pursuant to Sections 12.2, 12.3, 12.6, 12.7 or 12.9 of the Equity Definitions (except in the event of a Nationalization, Insolvency, Merger Event or Tender Offer, in each case, in which the consideration to be paid to holders of Shares consists solely of cash) or (ii) pursuant to Section 6(d)(ii) or 6(e) of the Agreement (except in the event of an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, other than an Event of Default of the type described in Section 5(a)(ii),(iii), (v), (vi) or (vii) of the Agreement or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement in each case that resulted from an event or events outside Counterparty’s control) (in each case as modified by Section 8(s) of this Confirmation) (a “Payment Obligation”), Counterparty shall have the right to require Dealer to satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Dealer, confirmed in writing within one Scheduled Trading Day, no later than 12:00 p.m. New York local time on the Merger Date, Tender Offer Date, Early Termination Date or date of cancellation, as applicable (“Notice of Share Termination”); provided that if the Counterparty does not validly request that Dealer satisfy its Payment Obligation by the Share Termination Alternative, Dealer shall have the right, in its sole discretion, to satisfy its Payment Obligation by the Share Termination Alternative, notwithstanding Counterparty’s lack of election or election to the contrary. Upon Notice of Share Termination, the following provisions shall apply:

Share Termination Alternative:	Applicable and means that Dealer shall deliver to Counterparty the Share Termination Delivery Property on, or within a commercially reasonable period of time after, the date when the Payment Obligation would otherwise be due pursuant to Section 12.7 or 12.9 of the Equity Definitions or Section 6(d)(ii) and 6(e) of the Agreement, as applicable (the “Share Termination Payment Date”), in satisfaction of the Payment Obligation in the manner reasonably requested by Counterparty free of payment.

Share Termination Delivery Property:	A number of Share Termination Delivery Units, as calculated by the Calculation Agent, equal to the Payment Obligation divided by the Share Termination Unit Price. The Calculation Agent shall adjust the Share Termination Delivery Property by replacing any fractional portion of a security therein with an amount of cash equal to the value of such fractional security based on the values used to calculate the Share Termination Unit Price.

Share Termination Unit Price:	The value to Dealer of property contained in one Share Termination Delivery Unit, as determined by the Calculation Agent in its discretion by commercially reasonable means and notified by the Calculation Agent to Dealer at the time of notification of the Payment Obligation.

Share Termination Delivery Unit:	In the case of a Termination Event, Event of Default or Delisting, one Share or, in the case of Nationalization or Insolvency, Merger Event or Tender Offer, a unit consisting of the number or amount of each type of property received by a holder of one Share (without consideration of any requirement to pay cash or other consideration in lieu of fractional amounts of any securities) in such Nationalization, Insolvency, Merger Event or Tender Offer, as determined by the Calculation Agent. If a Share Termination Delivery Unit consists of property other than cash or New Shares and if Counterparty provides irrevocable written notice to the Calculation Agent on or prior to the relevant date that it elects to have Dealer deliver cash, New Shares or a combination thereof (in such proportion as Counterparty designates) in lieu of such other property, the Calculation Agent will replace such property with cash, New Shares or a combination thereof as components of a Share Termination Delivery

Unit in such amounts, as determined by the Calculation Agent in its discretion by commercially reasonable means, as shall have a value equal to the value of the property so replaced. If such Nationalization, Insolvency, Merger Event or Tender Offer involves a choice of consideration to be received by holders, such holder shall be deemed to have elected to receive the maximum possible amount of cash.

Failure to Deliver:	Applicable

Other applicable provisions:	If Share Termination Settlement is applicable to the Transaction, the provisions of Sections 9.8, 9.9, 9.10, 9.11 and 9.12 of the Equity Definitions will be applicable, except that all references in such provisions to “Shares” shall be read as references to “Share Termination Delivery Units”.
(m)	Restriction on Repurchases. Counterparty hereby covenants and agrees that neither it nor any of its “affiliated purchasers” (as defined under Rule 10b-18 under the Exchange Act) shall effect any repurchase of Shares on any Expiration Date for any Tranche; provided that Counterparty may effect repurchases of Common Stock pursuant to exercises of outstanding options, warrants or other contracts or securities, so long as such purchases are not made on the Exchange or cause any other person to purchase Shares on the Exchange.

(n)	Status of Claims in Bankruptcy. Dealer acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Counterparty’s bankruptcy. For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Counterparty’s bankruptcy to any claim arising as a result of a breach by Counterparty of any of its obligations under this Confirmation or the Agreement.

(o)	Securities Contract; Swap Agreement. The parties hereto intend for: (a) the Transaction to be a “securities contract” and a “swap agreement” as defined in the Bankruptcy Code (Title 11 of the United States Code) (the “Bankruptcy Code”), and the parties hereto to be entitled to the protections afforded by, among other Sections, Sections 362(b)(6), 362(b)(17), 546(e), 546(g), 555 and 560 of the Bankruptcy Code; (b) a party’s right to liquidate the Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as described in the Bankruptcy Code; and (c) each payment and delivery of cash, securities or other property hereunder to constitute a “margin payment” or “settlement payment” and a “transfer” as defined in the Bankruptcy Code.

(p)	Reserved.

(q)	Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to the Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into the Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

(r)	Tax Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(s)	Agreement in Respect of any Early Termination Amount or Cancellation Amount. Notwithstanding anything to the contrary herein, in the Agreement or in the Equity Definitions, in the event that an Early Termination Date (whether as a result of an Event of Default or a Termination Event) occurs or is designated with respect to the Transaction or the Transaction is terminated pursuant to Article 12 of the Equity Definitions, the Calculation Agent, or the party that otherwise makes the determination pursuant to the Agreement, as the case may be, shall determine the Early Termination Amount or Cancellation Amount, as applicable, for the Transaction as equal to the difference between (a) the Early Termination Amount or the Cancellation Amount, as applicable, for the Transaction, determined solely on the basis of the Fair Value Variables (as defined below), that would otherwise be payable by Dealer to Counterparty (if any), and (b) the amount payable by Counterparty to Dealer in respect of the Transaction determined in accordance with the make-whole tables set forth in Annex B attached hereto (the “Make-Whole Amount”); provided that in no event will such Early Termination Amount or Cancellation Amount result in payment owing to Dealer as a result of such Early Termination Date or termination of the Transaction.

“Fair Value Variables” mean, with respect to any calculation or determination of the fair value of any Transaction to Dealer or an amount payable by or to Dealer hereunder, any combination of one or more of the following variables: (i) interest rates of 4.0% per annum, (ii) dividends of $0 per quarter, (iii) volatility or volatilities (which, for the avoidance of doubt, shall include the entire volatility surface) at the time of such calculation or determination, (iv) changes to all outstanding Shares, such as in the case of stock splits, stock dividends and mergers, (v) stock price experience prior to, and at the time of, such calculation or determination (including experience as to liquidity of the Shares, and whether based on available market price information, or estimates of trading prices for blocks of shares, or other relevant information as to prevailing market prices) and (vi) any and all variables related to time; provided that, under no circumstances, will such a calculation or determination be based on or otherwise take into account (i) the stock prices at which Dealer’s open or terminated hedging transactions are effected or the actual number of shares in Dealer’s open or terminated hedging transactions (or underlying derivative instruments used as hedges by Dealer) or (ii) actual or expected losses or costs incurred by Dealer in connection with terminating, liquidating or re-establishing any hedge related to such Transaction (or any gain resulting from any of them). Notwithstanding any of the foregoing, if the Emerging Issues Task Force (“EITF”) or the Financial Accounting Standards Board (“FASB”) confirm that use of (x) current or refreshed interest rates, (y) current or expected dividends, and/or (z) hedge gains or losses in the calculations of any Early Termination Amount and/or any Cancellation Amount is not inconsistent with the meaning of “indexed to a company’s own stock” under the relevant U.S. Generally Accepted Accounting Principles, then the “Fair Value Variables” shall include such broader definition of (I) interest rates, (II) dividends, and/or (III) hedge gains or losses.
(t)	Distribution of the Initial Hedge Shares. If the JPM Hedge Seller is unable to sell Hedge Shares purchased by it from the Counterparty pursuant to the Underwriting Agreement on one or more Exchange Business Days prior to the Final Sale Date solely because (i) the Registration Statement or Prospectus (each as defined in the Underwriting Agreement) is not available for use on such Exchange Business Day pursuant to the Underwriting Agreement, or (ii) the Registration Statement or Prospectus is, in the view of counsel to Dealer, unusable on such Exchange Business Day, in each case whether due to technical fault or omissions or mis-statements of fact or otherwise, the Calculation Agent will adjust the terms of the Tranches (including, without limitation, the Number of Options, the Low Call Strike Price and the High Call Strike Price) to reflect the economic effects of Dealer’s inability to establish or adjust its hedge position on the affected Exchange Business Day(s) with respect to the Tranches on the theoretical value of the Tranches to Dealer as a result of the JPM Hedge Seller’s inability to sell the relevant number of Hedge Shares on the relevant affected Exchange Business Day, solely based on the Fair Value Variables in accordance with Section 8(s) above. The “Final Sale Date” will be the 60th Prospectus Availability Date following the Closing Date. A “Prospectus Availability Date” is an Exchange Business Day on which the Prospectus and Registration Statement are usable in accordance with the first sentence of this Section 8(t).

(u)	Required Filings. Company agrees to make all public disclosures and required filings with the Securities and Exchange Commission, any securities exchange or any other regulatory body that are required with respect to the Transaction.
9. ISDA Master Agreement:
With respect to the Agreement, Counterparty and Dealer agree as follows:
PART 1
TERMINATION PROVISIONS

(a)	“Specified Entity” means in relation to Dealer for the purpose of:

	Section 5(a)(v) (Default under Specified Transaction):	Not Applicable
	Section 5(a)(vi) (Cross Default):	Not Applicable
	Section 5(a)(vii) (Bankruptcy):	Not Applicable
	Section 5(b)(v) (Credit Event upon Merger):	Not Applicable

and in relation to Counterparty for the purpose of:

	Section 5(a)(v) (Default under Specified Transaction):	Not Applicable
	Section 5(a)(vi) (Cross Default)	Not Applicable
	Section 5(a)(vii) (Bankruptcy)	Not Applicable
	Section 5(b)(v) (Credit Event upon Merger):	Not Applicable

(b)	Section 5(a)(v) (Default under Specified Transaction) will not apply to Dealer or Counterparty.

(c)	The “Cross-Default” provisions of Section 5(a)(vi) will not apply to Dealer and will not apply to Counterparty.

(d)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Dealer or Counterparty.

(e)	Force Majeure Event. Notwithstanding anything to the contrary contained in the Agreement, Section 5(b)(ii) of the Agreement shall not apply and, for the avoidance of doubt, a Force Majeure Event shall not constitute a Termination Event with respect to Counterparty or Dealer.

(f)	"Termination Currency” means United States Dollars.
PART 3
AGREEMENT TO DELIVER DOCUMENTS
For the purpose of Section 4(a)(i) and (ii) of the Agreement, each party agrees to deliver the following documents, as applicable:
(a)	Tax forms, documents or certificates to be delivered are: none
(b)	Other Documents to be delivered are: not applicable
PART 4
MISCELLANEOUS
(a)	Offices. The provisions of Section 10(a) will apply to the Agreement.

(b)	Governing Law. The Agreement will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.
(c)	Deduction or Withholding for Tax. So long as Counterparty is organized under the laws of the United States or any State thereof, the provisions of Section 2(d)(i)(4) of the Agreement shall not apply to the Counterparty with respect to the Transaction.
(d)	Fully Paid Transactions. The condition precedent in Section 2(a)(iii)(1) shall not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all its payment or delivery obligations under Section 2(a)(i) of the Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519.

Very truly yours,

J.P. MORGAN SECURITIES INC., as agent for JPMorgan Chase Bank, National Association

By:	/s/ Sudheer Tegulapalle
Authorized Signatory
Name: Sudheer Tegulapalle
Title: Executive Director
Accepted and confirmed as of the Trade Date:
GOODRICH PETROLEUM CORPORATION

By:	/s/ David R. Looney
Authorized Signatory
Name: David R. Looney
Title: Executive Vice President and Chief Financial Officer
JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association
Main Office 1111 Polaris Parkway, Columbus, Ohio, 43271
Registered as a branch in England & Wales branch number BR000746.
Registered branch address 125 London Wall, London, EC2Y 5AJ.
Authorized and regulated by the Financial Services Authority.

ANNEX A

Tranche	Expiration Date	Shares
1	5/18/2009	38,666.67
2	5/19/2009	38,666.67
3	5/20/2009	38,666.67
4	5/21/2009	38,666.67
5	5/22/2009	38,666.67
6	5/26/2009	38,666.67
7	5/27/2009	38,666.67
8	5/28/2009	38,666.67
9	5/29/2009	38,666.67
10	6/1/2009	38,666.67
11	6/2/2009	38,666.67
12	6/3/2009	38,666.67
13	6/4/2009	38,666.67
14	6/5/2009	38,666.67
15	6/8/2009	38,666.67
16	6/9/2009	38,666.67
17	6/10/2009	38,666.67
18	6/11/2009	38,666.67
19	6/12/2009	38,666.67
20	6/15/2009	38,666.67
21	6/16/2009	38,666.67
22	6/17/2009	38,666.67
23	6/18/2009	38,666.67
24	6/19/2009	38,666.67
25	6/22/2009	38,666.67
26	11/16/2009	38,666.67
27	11/17/2009	38,666.67
28	11/18/2009	38,666.67
29	11/19/2009	38,666.67
30	11/20/2009	38,666.67
31	11/23/2009	38,666.67
32	11/24/2009	38,666.67
33	11/25/2009	38,666.67
34	11/30/2009	38,666.67
35	12/1/2009	38,666.67
36	12/2/2009	38,666.67
37	12/3/2009	38,666.67
38	12/4/2009	38,666.67
39	12/7/2009	38,666.67
40	12/8/2009	38,666.67
41	12/9/2009	38,666.67
42	12/10/2009	38,666.67
43	12/11/2009	38,666.67
44	12/14/2009	38,666.67
45	12/15/2009	38,666.67
46	12/16/2009	38,666.67
47	12/17/2009	38,666.67
48	12/18/2009	38,666.67

A-1

Tranche	Expiration Date	Shares
49	12/21/2009	38,666.67
50	12/22/2009	38,666.67
51	5/18/2010	38,666.67
52	5/19/2010	38,666.67
53	5/20/2010	38,666.67
54	5/21/2010	38,666.67
55	5/24/2010	38,666.67
56	5/25/2010	38,666.67
57	5/26/2010	38,666.67
58	5/27/2010	38,666.67
59	5/28/2010	38,666.67
60	6/1/2010	38,666.67
61	6/2/2010	38,666.67
62	6/3/2010	38,666.67
63	6/4/2010	38,666.67
64	6/7/2010	38,666.67
65	6/8/2010	38,666.67
66	6/9/2010	38,666.67
67	6/10/2010	38,666.67
68	6/11/2010	38,666.67
69	6/14/2010	38,666.67
70	6/15/2010	38,666.67
71	6/16/2010	38,666.67
72	6/17/2010	38,666.67
73	6/18/2010	38,666.67
74	6/21/2010	38,666.67
75	6/22/2010	38,666.67

A-2

ANNEX B
Notwithstanding anything to the contrary herein, in the Agreement or in the Equity Definitions, in the event that an Early Termination Date (whether as a result of an Event of Default or a Termination Event) occurs or is designated with respect to any Transaction or any Transaction is terminated pursuant to Article 12 of the Equity Definitions, Dealer shall determine the Early Termination Amount or Cancellation Amount, as applicable, for such Transaction or Transactions as equal to the difference between (a) the Early Termination Amount or the Cancellation Amount, as applicable, for such Transaction or Transactions, determined by Dealer solely on the basis of the Fair Value Variables, that would otherwise be payable by Dealer to Counterparty (if any), and (b) the Make-Whole Amount payable by Counterparty to Dealer in respect of such Transaction or Transactions determined in accordance with the make-whole tables set forth below.
     The Make-Whole Amount will be determined by Seller as the sum of, for each of the three Buckets constituting the Transaction, an amount derived by multiplying (i) the Bucket Number of Options as of the opening of business on the related Early Termination Date or the date on which the Transaction is terminated or cancelled under Section 12 of the Equity Definitions (for the purposes of this Annex B, the “Termination Date”) and (ii) an amount in U.S. Dollars set forth on the relevant make-whole table for such Bucket below, based on (x) the amount of time (“Time Passed”) by which the Termination Date follows the Trade Date (which is set forth in the first row of each grid under the heading “Time”), (y) the price of one Share prior to the event resulting in the Termination Date expressed as percentage of an initial stock price of USD $23.50 (the “Original Stock Price”), as determined by the Calculation Agent in its sole reasonable judgment (which is set forth in the third row of each grid under the heading “Percent of original stock”), and (z) the percentage increase in the price of one Share following the event resulting in the Termination Date expressed as a percentage of the Original Stock Price, as determined by the Calculation Agent in its sole reasonable judgment (which is set forth in the first column of each grid under the heading “Stock after (% of stock before)”). The first twenty-five, second twenty-five and third twenty-five Tranches will each be a “Bucket”. The make whole tables for the first Bucket are those with the heading “18 month trade”, the second Bucket are those with the heading “24 month trade” and third Bucket are those with the heading “30 month trade”. The “Bucket Number of Options” for any Termination Date is the Number of Options with respect to each Tranche in the related Bucket for which the Valuation Date has not occurred on the Termination Date.
     The exact stock prices, before and after the relevant event, and the exact Termination Date may not be set forth in the tables below, in which case:
1.	If the Termination Date is between two dates set forth on the tables below, the Calculation Agent will determine two relevant amounts by reference to the two tables below listing the date immediately preceding the Termination Date and the date immediately following the Termination Date. Such amounts will each be determined as follows:
a.	(i) if the “Percent of Original Stock” amount is between two “Percent of Original Stock” amounts listed on the tables, the relevant amount will be determined by a straight-line interpolation between the amounts set forth for the higher and lower stock price amounts, and (ii) if the “Percent of Original Stock” amount is less than the lowest “Percent of Original Stock” amount listed on the tables, then the 40% “Percent of Original Stock” column listed on the table will be used for the purposes of the calculation, and (iii) if the “Percent of Original Stock” amount is greater than the highest “Percent of Original Stock” amount listed on the tables, then the 160% “Percent of Original Stock” column listed on the table will be used for the purposes of the calculation; and

b.	(i) if the “Stock after (% of stock before)” amount is between two “Stock after (% of stock before)” amounts listed on the tables, the relevant amount will be determined by a straight-line interpolation between the amounts set forth for the higher and lower stock price amounts, and (ii) if the “Stock after (% of stock before)” amount is less than the lowest “Stock after (% of stock before)” amount listed on the tables (for the avoidance of doubt, less than 100% of the “Stock before” price), then the 40% “Stock after (% of stock before)” row listed on the table will be used for the purposes of the calculation, and (iii) if the “Stock after (% of stock before)” amount is greater than the highest “Stock after (% of stock before)” amount listed on the tables, then the 160% “Stock after (% of stock before)” row listed on the table will be used for the purposes of the calculation.
2.	If the Termination Date is between two dates set forth on the tables below, the Make-Whole Amount will be determined by a straight-line interpolation between the two dates of the amounts determined pursuant to (a) and (b) above. If the Terminate Date is on a date set forth on one of the tables below, the Make-Whole Amount will be the amount determined pursuant to (a) and (b) above.
     For the avoidance of doubt, upon the occurrence of any event permitting the Calculation Agent to make adjustments to the terms of the Transaction, the Calculation Agent shall adjust any variable, term or calculation of the make-whole tables set forth below to preserve the economic intent of the parties as of the Trade Date solely based on the Fair Value Variables in accordance with Section 8(s) of the Confirmations, including without limitation (x) any adjustment as a result of Potential Adjustment Event, Extraordinary Event or otherwise as set forth in this Confirmation and (y) any adjustment to the composition of Fair Value Variables as a result of an EITF confirmation described in Section 8(s) above (which adjustment may include, without limitation, the elimination of all or a portion of such tables to the extent that the EITF confirms the use interest rates, dividends, and/or hedge gains or losses in the calculation of an Early Termination Amount or Cancellation Amount).
Time 0
18 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.488	0.927	1.529	2.104	2.455	2.460	2.095	1.417	0.521	0.000	0.000	0.000	0.000
50%	0.431	0.760	1.195	1.581	1.770	1.680	1.309	0.717	0.000	0.000	0.000	0.000	0.000
60%	0.376	0.601	0.884	1.112	1.184	1.057	0.744	0.299	0.000	0.000	0.000	0.000	0.000
70%	0.325	0.459	0.616	0.727	0.736	0.624	0.411	0.135	0.000	0.000	0.000	0.000	0.000
80%	0.281	0.343	0.411	0.450	0.439	0.373	0.265	0.138	0.009	0.000	0.000	0.000	0.000
90%	0.251	0.267	0.282	0.290	0.283	0.263	0.234	0.202	0.172	0.147	0.129	0.119	0.114
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.253	0.269	0.281	0.282	0.269	0.245	0.216	0.187	0.162	0.144	0.134	0.130	0.131
120%	0.297	0.357	0.399	0.392	0.331	0.232	0.117	0.010	0.000	0.000	0.000	0.000	0.000
130%	0.375	0.505	0.581	0.543	0.390	0.163	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.491	0.707	0.809	0.707	0.417	0.018	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.645	0.956	1.067	0.863	0.391	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.836	1.244	1.338	0.991	0.300	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 6m
18 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.326	0.628	1.260	2.135	2.983	3.498	3.481	2.891	1.826	0.458	0.000	0.000	0.000
50%	0.308	0.543	1.026	1.671	2.256	2.543	2.389	1.788	0.842	0.000	0.000	0.000	0.000
60%	0.290	0.460	0.797	1.226	1.579	1.689	1.473	0.952	0.224	0.000	0.000	0.000	0.000
70%	0.273	0.380	0.585	0.828	1.002	1.008	0.813	0.449	0.000	0.000	0.000	0.000	0.000
80%	0.257	0.310	0.406	0.512	0.572	0.547	0.429	0.243	0.031	0.000	0.000	0.000	0.000
90%	0.245	0.259	0.284	0.309	0.319	0.305	0.269	0.219	0.167	0.122	0.089	0.071	0.066
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.246	0.264	0.288	0.307	0.305	0.279	0.236	0.187	0.142	0.110	0.092	0.088	0.093
120%	0.272	0.344	0.438	0.495	0.467	0.348	0.172	0.000	0.000	0.000	0.000	0.000	0.000
130%	0.322	0.490	0.687	0.778	0.672	0.380	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.403	0.705	1.023	1.119	0.869	0.327	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.522	0.990	1.427	1.483	1.018	0.160	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.683	1.341	1.879	1.836	1.090	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Time 12m
18 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.243	0.299	0.606	1.459	2.916	4.583	5.774	5.908	4.806	2.714	0.114	0.000	0.000
50%	0.242	0.287	0.533	1.206	2.330	3.565	4.348	4.226	3.093	1.195	0.000	0.000	0.000
60%	0.242	0.276	0.460	0.953	1.749	2.566	2.976	2.669	1.621	0.080	0.000	0.000	0.000
70%	0.241	0.265	0.388	0.706	1.192	1.639	1.771	1.420	0.628	0.000	0.000	0.000	0.000
80%	0.240	0.253	0.319	0.480	0.707	0.883	0.876	0.630	0.201	0.000	0.000	0.000	0.000
90%	0.240	0.244	0.264	0.308	0.365	0.399	0.377	0.295	0.177	0.061	0.000	0.000	0.000
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.240	0.247	0.274	0.324	0.370	0.374	0.315	0.211	0.099	0.016	0.000	0.000	0.017
120%	0.243	0.279	0.401	0.598	0.746	0.697	0.413	0.000	0.000	0.000	0.000	0.000	0.000
130%	0.252	0.352	0.650	1.070	1.303	1.068	0.367	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.271	0.485	1.042	1.716	1.949	1.357	0.079	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.308	0.697	1.579	2.485	2.584	1.474	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.370	1.002	2.248	3.313	3.126	1.376	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 18m
18 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.239	0.239	0.239	0.239	0.240	0.591	8.537	15.722	15.161	13.128	1.102	0.000	0.000
50%	0.239	0.239	0.239	0.239	0.240	0.530	7.053	12.656	11.712	9.543	0.000	0.000	0.000
60%	0.239	0.239	0.239	0.239	0.240	0.470	5.569	9.589	8.263	5.958	0.000	0.000	0.000
70%	0.239	0.239	0.239	0.239	0.240	0.409	4.085	6.523	4.815	2.393	0.000	0.000	0.000
80%	0.239	0.239	0.239	0.239	0.240	0.349	2.601	3.460	1.550	0.153	0.000	0.000	0.000
90%	0.239	0.239	0.239	0.239	0.239	0.288	1.129	0.859	0.284	0.113	0.000	0.000	0.000
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.239	0.239	0.239	0.239	0.243	0.636	1.066	0.316	0.180	0.000	0.000	0.079	0.237
120%	0.239	0.239	0.239	0.240	0.424	2.474	2.437	0.351	0.000	0.000	0.000	0.000	0.234
130%	0.239	0.239	0.239	0.260	1.604	4.956	3.803	0.000	0.000	0.000	0.000	0.000	0.232
140%	0.239	0.239	0.240	0.593	3.719	7.479	4.536	0.000	0.000	0.000	0.000	0.000	0.229
150%	0.239	0.239	0.251	1.838	6.011	9.830	3.672	0.000	0.000	0.000	0.000	0.000	0.226
160%	0.239	0.239	0.424	3.719	8.302	11.111	2.221	0.000	0.000	0.000	0.000	0.000	0.224

Time 0
24 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.642	1.085	1.539	1.845	1.901	1.680	1.217	0.576	0.000	0.000	0.000	0.000	0.000
50%	0.542	0.861	1.167	1.341	1.315	1.082	0.679	0.164	0.000	0.000	0.000	0.000	0.000
60%	0.448	0.656	0.839	0.919	0.857	0.658	0.357	0.000	0.000	0.000	0.000	0.000	0.000
70%	0.365	0.482	0.574	0.599	0.539	0.403	0.216	0.007	0.000	0.000	0.000	0.000	0.000
80%	0.299	0.349	0.385	0.386	0.349	0.280	0.193	0.101	0.014	0.000	0.000	0.000	0.000
90%	0.255	0.267	0.274	0.272	0.261	0.242	0.220	0.198	0.178	0.162	0.151	0.143	0.140
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.256	0.267	0.270	0.264	0.250	0.230	0.209	0.190	0.174	0.163	0.156	0.153	0.153
120%	0.307	0.345	0.354	0.323	0.261	0.183	0.103	0.032	0.000	0.000	0.000	0.000	0.000
130%	0.394	0.470	0.475	0.394	0.250	0.078	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.515	0.633	0.618	0.459	0.199	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.669	0.825	0.770	0.502	0.098	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.852	1.038	0.919	0.513	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 6m
24 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.488	0.927	1.529	2.104	2.455	2.460	2.095	1.417	0.521	0.000	0.000	0.000	0.000
50%	0.431	0.760	1.195	1.581	1.770	1.680	1.309	0.717	0.000	0.000	0.000	0.000	0.000
60%	0.376	0.601	0.884	1.112	1.184	1.057	0.744	0.299	0.000	0.000	0.000	0.000	0.000
70%	0.325	0.459	0.616	0.727	0.736	0.624	0.411	0.135	0.000	0.000	0.000	0.000	0.000
80%	0.281	0.343	0.411	0.450	0.439	0.373	0.265	0.138	0.009	0.000	0.000	0.000	0.000
90%	0.251	0.267	0.282	0.290	0.283	0.263	0.234	0.202	0.172	0.147	0.129	0.119	0.114
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.253	0.269	0.281	0.282	0.269	0.245	0.216	0.187	0.162	0.144	0.134	0.130	0.131
120%	0.297	0.357	0.399	0.392	0.331	0.232	0.117	0.010	0.000	0.000	0.000	0.000	0.000
130%	0.375	0.505	0.581	0.543	0.390	0.163	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.491	0.707	0.809	0.707	0.417	0.018	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.645	0.956	1.067	0.863	0.391	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.836	1.244	1.338	0.991	0.300	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 12m
24 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.326	0.628	1.260	2.135	2.983	3.498	3.481	2.891	1.826	0.458	0.000	0.000	0.000
50%	0.308	0.543	1.026	1.671	2.256	2.543	2.389	1.788	0.842	0.000	0.000	0.000	0.000
60%	0.290	0.460	0.797	1.226	1.579	1.689	1.473	0.952	0.224	0.000	0.000	0.000	0.000
70%	0.273	0.380	0.585	0.828	1.002	1.008	0.813	0.449	0.000	0.000	0.000	0.000	0.000
80%	0.257	0.310	0.406	0.512	0.572	0.547	0.429	0.243	0.031	0.000	0.000	0.000	0.000
90%	0.245	0.259	0.284	0.309	0.319	0.305	0.269	0.219	0.167	0.122	0.089	0.071	0.066
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.246	0.264	0.288	0.307	0.305	0.279	0.236	0.187	0.142	0.110	0.092	0.088	0.093
120%	0.272	0.344	0.438	0.495	0.467	0.348	0.172	0.000	0.000	0.000	0.000	0.000	0.000
130%	0.322	0.490	0.687	0.778	0.672	0.380	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.403	0.705	1.023	1.119	0.869	0.327	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.522	0.990	1.427	1.483	1.018	0.160	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.683	1.341	1.879	1.836	1.090	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Time 18m
24 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.243	0.299	0.606	1.459	2.916	4.583	5.774	5.908	4.806	2.714	0.114	0.000	0.000
50%	0.242	0.287	0.533	1.206	2.330	3.565	4.348	4.226	3.093	1.195	0.000	0.000	0.000
60%	0.242	0.276	0.460	0.953	1.749	2.566	2.976	2.669	1.621	0.080	0.000	0.000	0.000
70%	0.241	0.265	0.388	0.706	1.192	1.639	1.771	1.420	0.628	0.000	0.000	0.000	0.000
80%	0.240	0.253	0.319	0.480	0.707	0.883	0.876	0.630	0.201	0.000	0.000	0.000	0.000
90%	0.240	0.244	0.264	0.308	0.365	0.399	0.377	0.295	0.177	0.061	0.000	0.000	0.000
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.240	0.247	0.274	0.324	0.370	0.374	0.315	0.211	0.099	0.016	0.000	0.000	0.017
120%	0.243	0.279	0.401	0.598	0.746	0.697	0.413	0.000	0.000	0.000	0.000	0.000	0.000
130%	0.252	0.352	0.650	1.070	1.303	1.068	0.367	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.271	0.485	1.042	1.716	1.949	1.357	0.079	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.308	0.697	1.579	2.485	2.584	1.474	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.370	1.002	2.248	3.313	3.126	1.376	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 24m
24 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.239	0.239	0.239	0.239	0.240	0.591	8.537	15.722	15.161	13.128	1.102	0.000	0.000
50%	0.239	0.239	0.239	0.239	0.240	0.530	7.053	12.656	11.712	9.543	0.000	0.000	0.000
60%	0.239	0.239	0.239	0.239	0.240	0.470	5.569	9.589	8.263	5.958	0.000	0.000	0.000
70%	0.239	0.239	0.239	0.239	0.240	0.409	4.085	6.523	4.815	2.393	0.000	0.000	0.000
80%	0.239	0.239	0.239	0.239	0.240	0.349	2.601	3.460	1.550	0.153	0.000	0.000	0.000
90%	0.239	0.239	0.239	0.239	0.239	0.288	1.129	0.859	0.284	0.113	0.000	0.000	0.000
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.239	0.239	0.239	0.239	0.243	0.636	1.066	0.316	0.180	0.000	0.000	0.079	0.237
120%	0.239	0.239	0.239	0.240	0.424	2.474	2.437	0.351	0.000	0.000	0.000	0.000	0.234
130%	0.239	0.239	0.239	0.260	1.604	4.956	3.803	0.000	0.000	0.000	0.000	0.000	0.232
140%	0.239	0.239	0.240	0.593	3.719	7.479	4.536	0.000	0.000	0.000	0.000	0.000	0.229
150%	0.239	0.239	0.251	1.838	6.011	9.830	3.672	0.000	0.000	0.000	0.000	0.000	0.226
160%	0.239	0.239	0.424	3.719	8.302	11.111	2.221	0.000	0.000	0.000	0.000	0.000	0.224

Time 0
30 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.748	1.130	1.428	1.540	1.429	1.113	0.638	0.062	0.000	0.000	0.000	0.000	0.000
50%	0.613	0.875	1.057	1.090	0.955	0.675	0.293	0.000	0.000	0.000	0.000	0.000	0.000
60%	0.490	0.652	0.748	0.737	0.615	0.404	0.136	0.000	0.000	0.000	0.000	0.000	0.000
70%	0.386	0.471	0.513	0.489	0.403	0.270	0.113	0.000	0.000	0.000	0.000	0.000	0.000
80%	0.306	0.341	0.353	0.335	0.291	0.228	0.158	0.088	0.025	0.000	0.000	0.000	0.000
90%	0.256	0.264	0.266	0.260	0.247	0.231	0.214	0.197	0.183	0.172	0.164	0.159	0.156
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.257	0.262	0.261	0.252	0.239	0.223	0.207	0.193	0.182	0.174	0.169	0.167	0.167
120%	0.307	0.326	0.316	0.279	0.223	0.161	0.101	0.051	0.012	0.000	0.000	0.000	0.000
130%	0.390	0.424	0.392	0.301	0.175	0.041	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.502	0.546	0.474	0.306	0.086	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.639	0.686	0.554	0.285	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.798	0.834	0.623	0.230	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 6m
30 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.642	1.085	1.539	1.845	1.901	1.680	1.217	0.576	0.000	0.000	0.000	0.000	0.000
50%	0.542	0.861	1.167	1.341	1.315	1.082	0.679	0.164	0.000	0.000	0.000	0.000	0.000
60%	0.448	0.656	0.839	0.919	0.857	0.658	0.357	0.000	0.000	0.000	0.000	0.000	0.000
70%	0.365	0.482	0.574	0.599	0.539	0.403	0.216	0.007	0.000	0.000	0.000	0.000	0.000
80%	0.299	0.349	0.385	0.386	0.349	0.280	0.193	0.101	0.014	0.000	0.000	0.000	0.000
90%	0.255	0.267	0.274	0.272	0.261	0.242	0.220	0.198	0.178	0.162	0.151	0.143	0.140
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.256	0.267	0.270	0.264	0.250	0.230	0.209	0.190	0.174	0.163	0.156	0.153	0.153
120%	0.307	0.345	0.354	0.323	0.261	0.183	0.103	0.032	0.000	0.000	0.000	0.000	0.000
130%	0.394	0.470	0.475	0.394	0.250	0.078	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.515	0.633	0.618	0.459	0.199	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.669	0.825	0.770	0.502	0.098	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.852	1.038	0.919	0.513	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 12m
30 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.488	0.927	1.529	2.104	2.455	2.460	2.095	1.417	0.521	0.000	0.000	0.000	0.000
50%	0.431	0.760	1.195	1.581	1.770	1.680	1.309	0.717	0.000	0.000	0.000	0.000	0.000
60%	0.376	0.601	0.884	1.112	1.184	1.057	0.744	0.299	0.000	0.000	0.000	0.000	0.000
70%	0.325	0.459	0.616	0.727	0.736	0.624	0.411	0.135	0.000	0.000	0.000	0.000	0.000
80%	0.281	0.343	0.411	0.450	0.439	0.373	0.265	0.138	0.009	0.000	0.000	0.000	0.000
90%	0.251	0.267	0.282	0.290	0.283	0.263	0.234	0.202	0.172	0.147	0.129	0.119	0.114
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.253	0.269	0.281	0.282	0.269	0.245	0.216	0.187	0.162	0.144	0.134	0.130	0.131
120%	0.297	0.357	0.399	0.392	0.331	0.232	0.117	0.010	0.000	0.000	0.000	0.000	0.000
130%	0.375	0.505	0.581	0.543	0.390	0.163	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.491	0.707	0.809	0.707	0.417	0.018	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.645	0.956	1.067	0.863	0.391	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.836	1.244	1.338	0.991	0.300	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Time 18m
30 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.326	0.628	1.260	2.135	2.983	3.498	3.481	2.891	1.826	0.458	0.000	0.000	0.000
50%	0.308	0.543	1.026	1.671	2.256	2.543	2.389	1.788	0.842	0.000	0.000	0.000	0.000
60%	0.290	0.460	0.797	1.226	1.579	1.689	1.473	0.952	0.224	0.000	0.000	0.000	0.000
70%	0.273	0.380	0.585	0.828	1.002	1.008	0.813	0.449	0.000	0.000	0.000	0.000	0.000
80%	0.257	0.310	0.406	0.512	0.572	0.547	0.429	0.243	0.031	0.000	0.000	0.000	0.000
90%	0.245	0.259	0.284	0.309	0.319	0.305	0.269	0.219	0.167	0.122	0.089	0.071	0.066
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.246	0.264	0.288	0.307	0.305	0.279	0.236	0.187	0.142	0.110	0.092	0.088	0.093
120%	0.272	0.344	0.438	0.495	0.467	0.348	0.172	0.000	0.000	0.000	0.000	0.000	0.000
130%	0.322	0.490	0.687	0.778	0.672	0.380	0.000	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.403	0.705	1.023	1.119	0.869	0.327	0.000	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.522	0.990	1.427	1.483	1.018	0.160	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.683	1.341	1.879	1.836	1.090	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 24m
30 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.243	0.299	0.606	1.459	2.916	4.583	5.774	5.908	4.806	2.714	0.114	0.000	0.000
50%	0.242	0.287	0.533	1.206	2.330	3.565	4.348	4.226	3.093	1.195	0.000	0.000	0.000
60%	0.242	0.276	0.460	0.953	1.749	2.566	2.976	2.669	1.621	0.080	0.000	0.000	0.000
70%	0.241	0.265	0.388	0.706	1.192	1.639	1.771	1.420	0.628	0.000	0.000	0.000	0.000
80%	0.240	0.253	0.319	0.480	0.707	0.883	0.876	0.630	0.201	0.000	0.000	0.000	0.000
90%	0.240	0.244	0.264	0.308	0.365	0.399	0.377	0.295	0.177	0.061	0.000	0.000	0.000
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.240	0.247	0.274	0.324	0.370	0.374	0.315	0.211	0.099	0.016	0.000	0.000	0.017
120%	0.243	0.279	0.401	0.598	0.746	0.697	0.413	0.000	0.000	0.000	0.000	0.000	0.000
130%	0.252	0.352	0.650	1.070	1.303	1.068	0.367	0.000	0.000	0.000	0.000	0.000	0.000
140%	0.271	0.485	1.042	1.716	1.949	1.357	0.079	0.000	0.000	0.000	0.000	0.000	0.000
150%	0.308	0.697	1.579	2.485	2.584	1.474	0.000	0.000	0.000	0.000	0.000	0.000	0.000
160%	0.370	1.002	2.248	3.313	3.126	1.376	0.000	0.000	0.000	0.000	0.000	0.000	0.000
Time 30m
30 month trade

Percent of original stock ->	40%	50%	60%	70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
	9.4	11.75	14.1	16.45	18.8	21.15	23.5	25.85	28.2	30.55	32.9	35.25	37.6
Stock after (% of stock before)
40%	0.239	0.239	0.239	0.239	0.240	0.591	8.537	15.722	15.161	13.128	1.102	0.000	0.000
50%	0.239	0.239	0.239	0.239	0.240	0.530	7.053	12.656	11.712	9.543	0.000	0.000	0.000
60%	0.239	0.239	0.239	0.239	0.240	0.470	5.569	9.589	8.263	5.958	0.000	0.000	0.000
70%	0.239	0.239	0.239	0.239	0.240	0.409	4.085	6.523	4.815	2.393	0.000	0.000	0.000
80%	0.239	0.239	0.239	0.239	0.240	0.349	2.601	3.460	1.550	0.153	0.000	0.000	0.000
90%	0.239	0.239	0.239	0.239	0.239	0.288	1.129	0.859	0.284	0.113	0.000	0.000	0.000
100%	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239	0.239
110%	0.239	0.239	0.239	0.239	0.243	0.636	1.066	0.316	0.180	0.000	0.000	0.079	0.237
120%	0.239	0.239	0.239	0.240	0.424	2.474	2.437	0.351	0.000	0.000	0.000	0.000	0.234
130%	0.239	0.239	0.239	0.260	1.604	4.956	3.803	0.000	0.000	0.000	0.000	0.000	0.232
140%	0.239	0.239	0.240	0.593	3.719	7.479	4.536	0.000	0.000	0.000	0.000	0.000	0.229
150%	0.239	0.239	0.251	1.838	6.011	9.830	3.672	0.000	0.000	0.000	0.000	0.000	0.226
160%	0.239	0.239	0.424	3.719	8.302	11.111	2.221	0.000	0.000	0.000	0.000	0.000	0.224